Exhibit 99.1

Board minutes approving a name change, confirmation of the Merger Exchange Agreement with Firecreek Petroleum, Inc. and other matters.

[EGPI Logo]

[Firecreek Logo]

EGPI\Firecreek, Inc.

Corporate Executive Offices:

6564 Smoke Tree Lane
Town of Paradise Valley, Arizona

85253, USA.

Tel: (480) 948.6581,
Fax: (480) 443.1403

International Yacht

Sales Group, Ltd.

The Boat House
Shore Road
Warsash
Southampton
SO31 9FR, UK.

Tel: (+44) (0) 1264 347237

Fax; (+44) (0) 1803 407211

Firecreek Petroleum, Inc.

Corporate Headquarters

6777 Camp Bowie Blvd., Suite 332

Ft. Worth, Texas 76116, USA.

Tel: (817) 732.5949

Fax: (817) 377.8603

Producers Supply, Inc.,

Regional Offices & Operations

124 South First Street

Stephens, Arkansas 71764, USA.

Tel: (870) 786.5424,
Fax: (870) 786.5427

JOINT MAJORITY OF THE

 BOARD OF DIRECTORS AND SHAREHOLDERS

OF

ENERGY PRODUCERS, INC. AND

FIRECREEK PETROLEUM, INC

CONSENT TO ACTION IN LIEU OF MEETING

TELEPHONICALLY HELD

LET IT BE KNOWN BY ALL MEN present this Twenty Fifth Day of September 2004 the Board of Directors and Shareholders of ENERGY PRODUCERS, INC. (“EGPI” or “Energy Producers, Inc.” or the “Company”) and FIRECREEK PETROLEUM, INC. (“FPI”) by Majority Vote of its members Consent to Action in lieu of a meeting held telephonically hereby resolve, ratify, and approve the following measures be taken:

WHEREAS: It has been discussed that based on the consent of a Majority of Shareholders June 17, 2004 on record in the Minute books of the Corporation, and by consent of the Majority of the Board of Directors and Shareholders obtained on August 5, 2004 based on the Company’s July 1, 2004 Resolution in part, that the Company Authorized, Ratified, Re confirmed and Approved the Articles of Incorporation filed with the Secretary of State of Nevada effective on August 4th, 2004. Further on August 5, 2004 the Secretary of the Company was instructed to file a further amendment to the Articles of Incorporation of Energy Producers, Inc. regarding the change of its name to EGPI\Firecreek, Inc. as soon as practicable under the direction of the Board of Directors of the Company (see attached Exhibit “A” hereto).

WHEREAS it was noted/recapped and discussed that the Company based on informal general approvals on July 30, 2004, by formal verbal telephonic approval on August 2, 2004 among the Board of Directors of the Company, and by formal signed consent of a Majority of the Shareholders and Directors of the Company on August 5, 2004, the Company approved its fourth 2004 STOCK INCENTIVE PLAN (2) which was filed with the Commission August 6, 2004.

WHEREAS it was noted and discussed that the per the Company’s Form 8-K filed initially on July 16, 2004 reporting in essence: On June 29, 2004, the Registrant and Firecreek Petroleum, Inc. (“Firecreek”), a privately held Delaware Corporation, entered into a definitive Agreement for the Exchange of Common Stock.

WHEREAS further it was discussed that (*) progress with processes nearing completion, EGPI and FPI wish to now formally confirm the Merger Exchange Agreement, subject to ongoing SEC reporting requirements (see the Company’s amended Form 8-K Current report filed with the Commission on September 16, 2004).

(*) Progress (Defined) –Evidence discussed as satisfactory in accordance with Section 7. and 8. of the Merger Exchange Agreement, further in support of replacing and substituting the immediate requirements listed therein the Merger Exchange Agreement with the following to be as acceptable for the purposes of said Agreement for both EGPI and FPI:

a.)

As per a Form 8-K report filed with the Commission on August 23, 2004 evidencing in part: On August 8, 2004, the Company, through its wholly owned subsidiary Firecreek Petroleum, Inc. ("Firecreek"), disclosed the creation and signing of an international consortium named The Sahara Group ("TSG") by Rusbek Bisultanov, the Managing Director of InterOilGas (Luxembourg), John R Taylor, President of both the Registrant and Firecreek Petroleum and David Christian of DAC, Inc. The oil and gas consortium, to be domiciled in Vienna, Austria, is composed of InterOilGas of Luxemburg, DAC, Inc. an international business consulting firm of Pennsylvania (USA) and Firecreek, a wholly-owned subsidiary of the Company. Firecreek was appointed as The Sahara Group petroleum operations manager (see Exhibit “B” attached hereto).

b.)

That data per a Form 8-K report filed with the Commission September 10, 2004 evidencing in part, i) initial summary information translated from Russian to English regarding initial preliminary estimates of oil and gas reserves, not all inclusive, located in the Black Sea Region and the Komi Republic of Russia that have been provided by Dr. Howard of Heights Energy Corporation Texas to Firecreek Petroleum, Inc., and ii) “Mr. Rusbek Bisultanov of InterOilGas as currently in Libya in ongoing contract finalization talks in behalf of the both the Company (“Registrant”), Firecreek Petroleum, Inc. (“Firecreek”) and the International Consortium The Sahara Group (“TSG”), (see Exhibit “C” attached hereto). Dr. Mousa Hawamdah, a director and Vice President/Libyan operations of the Company is currently in Libya aiding these formal talks with the Libyan National Oil Corporation (NOC) under direction and coordination with John R. Taylor President and director of both the Registrant and Firecreek. Parties to the Consortium Agreement are Mr. Bisultanov, managing director of InterOilGas (Luxembourg), John R. Taylor, President of the Registrant and Firecreek, and David A. Christian of DAC, Inc. Firecreek is the Petroleum Manager for TSG.”

c.)

Recent development as to progress with the auditing firm of Donahue and Associates, LLP determining that Audit for FPI was near completion, and satisfactory to date, with no underlying express concerns then stated.

d.)

Recent development by notification of The Sahara Group International Consortium commencing to set up its regional office operations in Istanbul and Luxembourg.

e.)

Recent permit obtained by InterOilGas from GOSGORTEKHNADZOR of Russia, a federal agency charged with enforcing safety of use of all potentially hazardous equipment, for or in behalf of the planned oil and gas operations in the Black Sea area and Komi Republic of Russia, and part of the Sahara Group international consortium (see Exhibit “D” attached hereto).

f.)

Various current communications with Romanian Oil Company “PETROM” S.A. and the OMV (the Austrian petroleum company which is buying PETROM) regarding historical negotiations on planned Baseline Production Sharing operations and rehabilitations of various oil and gas fields initially, starting with the Urlati-Ceptura and Turnu Sud Fields, (exhibits available on request).

g.)

Recent development commissioning reserve engineers/crew to be sent overseas for collection, evaluation, review, translation, and analysis of remaining voluminous data on the Black Sea Region and the Komi Republic of Russia, to assist for the Company’s/Firecreek’s planned operations, financing requirements and estimates.

h.)

Recent developments by The Sahara Group (TSG) consortium for both production of documents and confidential Government related negotiations and positioning for projects located in both Libya and Turkey.

i.)

Developments on June 2, 2004 by the EGPI arranging for and delivery timely to FPI of two USD110MM in the aggregate total funding capability letters signed off by Global Emerging Markets directed to 1) Dr. Abdulla Albadri, Head of the Libyan National Oil Corporation, Tripoli, Libya, and 2) Gheorghe Constantinescu, President of the Romanian Oil Company (“PETROM”) S.A., and pro-rata respectively according to requirements by FPI designated (see letters attached on Exhibit “E” and Exhibit “F” hereto).

j.)

Developments on June 30, 2004 by the Company obtaining additional term sheet financing proposal submitted for discussion purposes only, in the amount of £100,000,000 Equity Line of Credit, submitted from Global Emerging Markets directed in behalf of proposed projects of Firecreek Petroleum, Inc. and the Company (see initial summary proposal submitted on Exhibit “G” attached hereto).

k.)

Developments on August 23, 2004 toward asset based financing through Global Emerging Markets new natural resource development fund, and various discussions with head of the new fund. GEM’s fund is awaiting proved developed reserve information, and required funding amounts from EGPI FPI. As to next steps, in order for the new GEM natural resource development fund to provide financing, a third-party engineering firm such as Ryder Scott or Degolyer McNaughton would be needed to provide an NPV10 valuation on an escalated price basis for the total proved reserves for EGPI/Firecreek’s interest in these assets.  The fund indicated it will loan up to 50% of this value, to a maximum of $30 million per project (we understand there is some flexibility on the maximum amount).

WHEREAS it was discussed that the proposed Voting Agreement should be confirmed and signed by required parties (see attached Exhibit “H” hereto) of the Company’s Form 8-K/A report, exhibit 10.21, filed on September 16, 2004. Also discussed was the collection of existing common stock certificates for placing the Voting Agreement legend was required.

WHEREAS it was discussed that Dennis R. Alexander, John R. Taylor, William E. Merritt, and Gregg Fryett proceed to determine the best means for an anti-dilution provisional agreement to be established for certain shareholders and shareholder positions listed in the Voting Agreement to be separately drawn, formalized and confirmed, and attached to this consent form on Exhibit (“I”) attached hereto.

WHEREAS it was discussed the combined shareholders and directors of EGPI and FPI further should herewith Re-Confirm, Ratify and Approve John R. Taylor, acting on behalf of the Company/EGPI as sole shareholder of FPI as of July 1, 2004 of Record by signed Resolution titled “Resolutions of Sole Shareholder of Firecreek Petroleum, Inc.” (see attached Exhibit “J” hereto).

WHEREAS it was further discussed that the Company and FPI having short term immediate capital requirements in the minimum amount of USD $850,000 for oil and gas evaluations, and corporate parent-subsidiary overhead/operations requirements, actively seek capital to meet these requirements, including creating a new to be Stated Value Series C Convertible Preferred Stock, and or a Blank Check (Convertible) Preferred stock, at the best judgment of the Board of Directors, or the Executive Management Committee in conjunction with the Stock Option and Compensation Committee, as to all designations, and further which may include rights and preferences Senior to those of the Current Series A and B Preferred stock, and including required filing of an Amendment to the Company’s Articles of Incorporation (see initial structure when complete to be attached on Exhibit “k” hereto).

WHEREAS it was discussed in accordance with the Company’s July 1, 2004 Resolution titled “Board of Directors, the Nominating Committee and the Compensation and Stock Option Committee of ENERGY PRODUCERS, INC. by Majority Vote and Consent to Action in lieu of meeting, held telephonically” of Record wherein, as one of the actions, the Executive Management Committee was appointed and authorized under Board of Directors direction for certain of the Company’s share issuances, and other matters set or to be set to be styled by the Board of Directors. Additional requirements to that listed in the Resolution for the issuance of 1MM common shares is now required. The appointed Executive Management Committee, consisting of John R. Taylor, Dennis Alexander, Gregg Fryett further should be authorized for approving by unanimous consent additional issuances along with the Stock Option and Compensation Committee up to a ceiling of 5MM additional common and or preferred shares. Amounts above the 5MM stated above should require new majority Board of Director approvals. Conditions discussed was that the Executive Management Committee should make its best efforts to obtain a proxy vote, or to obtain signatures on the Company’s formally approved Voting Agreement from those persons or entities being issued new shares to remain consistent with the spirit of the Merger Exchange Agreement between EGPI and FPI.

THEREFORE the following measures are resolved, ratified and approved by the Majority Vote and Consent of the Board of Directors and Shareholders of Energy Producers, Inc. and Energy Producers, Inc., sole shareholder of Firecreek Petroleum, Inc.:

1.

Authorizes, Ratifies, Re confirms and Approves formally the Articles of Incorporation be amended and filed with the Nevada Secretary of State effecting the change of the Company’s name Energy Producers, Inc. to EGPI\Firecreek, Inc. (see Exhibit “A” attached hereto.

2.

Authorizes and Approves confirmation of the Merger Exchange Agreement with FPI based on information contained herein (see (*) progress-Defined subsection a.) through k.) including Exhibits  (“B”) through (“G”) herein contained)).

3.

Authorizes and Approves the Voting Agreement confirmed and signed by required parties (see attached Exhibit “H”), and for the legends to be placed on all certificates under the Voting Agreement, unless excluded in writing by majority consent of the Board of Directors.

4.

Authorizes and Approves Dennis R. Alexander, John R. Taylor, William E. Merritt, and Gregg Fryett proceed to determine the best means for an anti-dilution provisional agreement to be established for certain shareholders and shareholder positions listed in and under the Voting Agreement to be separately drawn, formalized and confirmed, and attached to this consent form on Exhibit (“I”) attached hereto.

5.

Re-Confirms, Ratifies and Approves John R. Taylor, acting on behalf of the Company/EGPI as sole shareholder of FPI as of July 1, 2004 of Record by signed Resolution titled “Resolutions of Sole Shareholder of Firecreek Petroleum, Inc.” (see attached Exhibit “J” hereto).

6.

Authorizes and Approves Company and FPI having short term immediate capital requirements in the minimum amount of USD $850,000 for oil and gas evaluations, and corporate parent-subsidiary overhead/operations requirements, to actively seek necessary capital to meet these requirements including creation of a new to be Stated Value Series C Convertible Preferred Stock, and or a Blank Check (Convertible) Preferred stock, at the best judgment of the Board of Directors, or the Executive Management Committee in conjunction with the Stock Option and Compensation Committee, as to all designations, and further which may include rights and preferences Senior to those of the Current Series A and B Preferred stock, and includes the filing of a required Amendment to the Company’s Articles of Incorporation (see initial structure when complete to be attached on Exhibit “k” hereto).

7.

Authorizes and Approves the Executive Management Committee, and by the unanimous consent of its members, John R. Taylor, Dennis Alexander, and Gregg Fryett for approving additional issuances along with the Stock Option and Compensation Committee up to a ceiling of 5MM additional common and or preferred shares. Amounts above the 5MM stated above should require new majority Board of Director approvals. Further it is Authorized and Approved for the Executive Management Committee to make its best efforts to obtain a proxy vote, or to obtain signatures on the Company’s formally approved Voting Agreement from those persons or entities being issued new shares to remain consistent with the spirit of the Merger Exchange Agreement between EGPI and FPI.

8.

Authorizes, Ratifies and Approves the Dennis R. Alexander its Chairman and CFO, John R. Taylor, its President, Gregg Fryett, CEO and Director, and William E. Merritt Executive Vice President and Director to deliver, prepare, draft review and complete all items necessary as required.

With no further business, the Chairman moved that the meeting be adjourned.

By the Majority of the Board of Directors of the Company providing their signed consent to the above herein contained:

/s/ Gregg Fryett

/s/

Denis R. Alexander

Gregg Fryett, Director

Dennis R. Alexander, Director

/s/ Peter Fryett

/s/ Charles Alliban

Peter Fryett, Director

Charles Alliban, Director

/s/ John R. Taylor

/s/ William E. Merritt

John R. Taylor, Director

William E. Merritt, Director

/s/ George B. Faulder

/s/ Hawamdah Mousa

George B. Faulder, Director

Dr. Hawamdah Mousa, Director

/s/ Mike Norman

Mike Norman, Director

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this Twenty Fifth Day of September 2004.

/s/ Melvena Alexander

Corporate Seal

Melvena Alexander, Secretary

And: By the principal shareholders of the Company’s common stock providing their consents in lieu of meeting are below listed voting a majority of approximately 61.80% of the 61,488,968 issued and outstanding common shares of the Company.

Any adjustments to the consents will be listed for the record as follows or attached and listed on an exhibit “L” hereto:

Adjustments (if any) listed herewith

This shareholders consent verified by signatures below effective this Twenty Fifth Day of September 2004.

Name of Consenting Shareholder

Shares

Signature

        Percentage

Gregg Fryett

8,695,000

/s/ Gregg Fryett

   14.14%

Peter Fryett

3,480,000

/s/ Peter Fryett

     5.66%

Charles Alliban

   200,000

/s/ Charles Alliban

     0.33%

Melvena Alexander

   215,000

/s/ Melvena Alexander

     0.35%

Dennis R. Alexander

5,912,500

/s/ Dennis R. Alexander

     9.62%

John R. Taylor

3,212,887

/s/ John R. Taylor

     5.23%

William E. Merritt

3,212,887

/s/ William E. Merritt

    5.23%

George B. Faulder

3,109,288

/s/ George B. Faulder

    5.06%

James Barker

   112,000

/s/ James Barker

    0.18%

Heights Energy Corporation

   892,562

/s/ Heights Energy Corp.

    1.45%

Dennis Flyer

     14,000

/s/ Dennis Flyer

    0.02%

J. Michael Hester

     28,000

/s/ J. Michael Hester

    0.05%

Richard Henry Faulder

     28,000

/s/ Richard Henry Faulder

    0.05%

James Seabolt

     14,000

/s/ James Seabolt

    0.02%

Byron K. Basden

     14,000

/s/ Byron K. Basden

    0.02%

Dr. Hawamdah Mousa

6,237,624

/s/ Dr. Hawamdah Mousa

  10.14%

Dr. James Howard

   124,752

/s/ Dr. James Howard

    0.20%

Warren J. Soloski

1,500,000

/s/ Warren J. Soloski

    2.44%

Stu Siller

1,000,000

/s/ Stu Siller

    1.63%

          Total

          38,002,500

  61.80%

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this Twenty Fifth Day of September 2004.

/s/ Melvena Alexander

Corporate Seal

Melvena Alexander, Secretary

EXHIBIT “A”

(To Be Filed)

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

OF

ENERGY PRODUCERS, INC.

Pursuant to NRS 78.385 and 78.390 ENERGY PRODUCERS, INC. (the Corporation") adopts the following Certificate of Amendment to its Articles of Incorporation:

I, the undersigned Secretary of Energy Producers, Inc., do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened and held on the 30th day of June, 2004 adopted a resolution to amend the original Articles of Incorporation as follows:

ARTICLE I:

Article I shall be amended to read as follows:

The name of the corporation shall be: EGPI\FIRECREEK, INC.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 61,488,968; and that said change has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, these Articles of Amendment have been executed on this day of

, 2004.

Melvena Alexander, Secretary

-------------------------

John R. Taylor

President

SIGN IN PRESENCE OF A NOTARY PUBLIC

                                                              County of

     This instrument was acknowledged Before me on

                                                              Notary Public

A-1

EXHIBIT “B”

PROTOCOL GOVERNING OIL AND GAS EXPLORATION

IN LIBYA, SUDAN, TURKEY AND RUSSIA

This Protocol ("Protocol") is established by the following parties:

1.

FIRECREEK PETROLEUM, INC., a Delaware (U.S.) corporation ("Firecreek"), represented by its President, John R. Taylor; and

1.

INTEROILGAZ, a Luxemburg corporation, represented by its President, Ruzbek Bisultanov ("InterOilGaz"). InterOilGaz represents the interest of its partners, Minneftegazstory, a Russian corporation and wholly-owned subsidiary of the Russian Federation, and Turkish Petroleum Investment Company, Ltd., a subsidiary of the Turkish National Oil Corporation ("TPAO").

2.

DAC, Inc., a Pennsylvania  (U.S.) corporation (“DAC”), represented by its President, David A. Christian.

Firecreek, DAC and InterOilGaz are sometimes together referred to as the "Parties" and each of them as a "Party". The Parties, together with their affiliates and subsidiaries, and persons and entities represented by them, constitute the "Consortium" referred to in this Protocol.

The purpose of this Protocol is to establish a basis for joint ventures to be entered into by the Parties for oil and gas exploration, oilfield rehabilitation, production, maintenance, refining and marketing as well as oilfield equipment sales in Libya, Sudan, Turkey and Russia (each a "Project Country"). The Parties will enter into a separate written agreement (a "Joint Venture Agreement") for each project or related set of projects (a "Project") to be conducted in a Project Country. A Party may bring into a Project Consortium members related to, affiliated with, or represented by the Party, to share in the Party's ownership and participation in the Project. The Parties agree to work together in good faith to identify and accomplish Projects, not to take any actions may which impair the ability of the Consortium to obtain the benefits of this Protocol.

Each Joint Venture Agreement for a Project will evidence the obligations of the Parties (and involved Consortium members) in the Project, and the benefits to be received from the Project by the Parties (and involved Consortium members). Each Party, and each Consortium member, receiving profits from a Project will be responsible for reporting its share of profits in accordance with laws applicable to it.

Prior to entering into a Joint Venture Agreement for a Project, the Parties will establish the following matters by mutual agreement:

1.

Ownership percentages of Parties and involved Consortium members in equipment, property and intangible rights relating to the Project;

2.

Contributions to be made to the Project by Parties and involved Consortium members in the form of money, property, time, contractual rights, and other matters;

3.

Authority for controlling operations and making decisions (technical, administrative, budgetary, economic and strategic) relating to the Project;

4.

Terms for repayment of invested and borrowed funds used for the Project.

Use of available cash derived from the Project for investment and distribution.

5.

Percentages of profits to be derived by Parties and involved Consortium members from the Project as well as the manner of distribution.

In general, ownership of and participation in Projects will be shared equally by the Parties, however allowance will be fairly made for special contributions by a Party (or a Consortium member brought into a Project by a Party) of money, equipment, contract rights, time, and other matters. The interest in a Project granted to a Consortium member brought into the Project by a Party will be taken only from the ownership and participation of that Party.

Participation by a Party in a Joint Venture Agreement is optional with each Party. A Party will not be precluded from participating in future Projects because it decides not to participate in a particular Project. A Party may elect to act in a reduced manner with respect to a Project, and receive a correspondingly reduced share of profits from the Project. In such case, the unused percentage of such Party will be divided among the other participants in the Project according to their participation percentages in the Project.

Firecreek will be the designated operator for all oil, gas and other Projects in Libya and Sudan. The operator for any Project in Turkey and Russia will be determined by mutual consent of the Parties at the time the Joint Venture Agreement is entered into for such Project.

There is expressly excluded from this Protocol the three fields currently under a Memorandum of Understanding submitted by Firecreek to the Libyan National Oil Corporation. Such fields are the sole projects of Firecreek.

All disputes will be settled by binding arbitration using international law applicable to commercial transactions.

Ruzbek Bisultanov has agreed to be the Managing Director of the Consortium and to relocate to Tripoli for at least three months to act as in-country representative to the Libyan government and the Royal Family. It is agreed that he will utilize the Firecreek offices in Tripoli.

This Protocol will be replaced by a formal and more detailed Joint Venture Agreement as to Libyan operations upon approval of this Consortium by the Libyan Supreme Leader enabling the Consortium to proceed with oil and gas Projects in Libya.

EXECUTED this ____ day of August 2004, by the Parties, for themselves and their affiliates, subsidiaries and partners.

FIRECREEK PETROLEUM, INC.

            INTEROILGAZ

By:       /s/ John R. Taylor

By: /s/ Ruzbeck Bisultanov

John R. Taylor, President

Ruzbeck Bisultanov, President

DAC, Inc.

By:    /s/ David A. Christian:

David A. Christian, President

InterOilGas

Luxemburg

17 August 2004

Mr. John R. Taylor, President

Mr. David A. Christian, President

Firecreek Petroleum, Inc

DAC, Inc.

6777 Camp Bowie, Suite 332

Fort Worth, Texas, USA  76116

Subject:  Evaluation of Black Sea Oilfields (Russia)

Mr. Taylor and Mr. Christian:

President Putin of the Russian Federation has formally approved the transfer of the Krasnodar area oilfields to Minnftgazstory a wholly owned corporation of the Russian Federation. Minnftgazstory has assigned its rights to InterOilGas, a Luxemburg corporation, as a part of its participation in the proposed rehabilitation of existing producing oilfields and development of known producing formations associated with these fields. A copy of the documents evidencing the assignment of these rights to InterOilGas will be provided upon acceptance of this agreement by Firecreek Petroleum, Inc. ("Firecreek") and DAC, Inc. ("DAC").

InterOilGas, Firecreek and DAC are members of The Sahara Group consortium formed pursuant to Protocol Governing Oil and Gas Exploration in Libya, Sudan, Turkey and Russia (the "Protocol"). Rehabilitation of the Krasnodar area existing producing oilfields and development of known producing formations associated with these fields are a "Project" under the Protocol. Members of The Sahara Group will participate in the Project according to procedures and percentages determined in accordance with the Protocol.

To estimate budgetary requirements for the Project, evaluation must be made of the fields. Preliminary evaluation is necessary to determine scope, means and methods for detailed evaluation, and recommendations for rehabilitation and development. Preliminary evaluation is estimated to cost $850,000, covering physical evaluation and costs and fees of preparing reports, agreements and financial projections. Upon completion of preliminary evaluation and approval by members of The Sahara Group, a Project joint venture will be established conforming to the Protocol and establishing rights to the fields in the joint venture. InterOilGas, Firecreek and DAC will have rights in the fields through the joint venture.

InterOilGas, for The Sahara Group, hereby engages Firecreek to perform preliminary evaluation of the fields. Firecreek agrees that it will contribute field evaluation work product to the joint venture when formed. Firecreek is hereby granted the right and license to enter upon and evaluate the fields. InterOilGas will provide access and assistance in the evaluation process.

This agreement is subject to Firecreek demonstrating financial ability to fund the preliminary evaluation by 15 September 2004, and commencing evaluation by 30 September 2004. The report on the preliminary evaluation is to be provided to The Sahara Group by 15 December 2004. The report must include detailed review of the fields and recommendations for rehabilitation and development, as well as a comprehensive plan of organization, administration and resource development. The report will be reviewed by The Sahara Group by 15 January 2005 and implementation of the Project commenced in accordance with the report.

Please provide acceptance signatures of Firecreek and DAC below, together with evidence of approval of this agreement by the respective boards of Firecreek and DAC, to initiate this agreement.

Regards,

s/s Rusbek Bisultanov

Rusbek Bisultanov

Group Managing Director, InterOilGas

For The Sahara Group

Accepted:

Firecreek Petroleum, Inc.

DAC, Inc.

By:

/s/ John R. Taylor

By:

/s/ David A Christian

John R. Taylor, President

David A. Christian, President

EXHIBIT “C”

The Registrant discloses initial summary information translated from Russian to English regarding initial preliminary estimates of oil and gas reserves, not all inclusive, located in the Black Sea Region and the Komi Republic of Russia that have been provided by Dr. Howard of Heights Energy Corporation Texas to Firecreek Petroleum, Inc.

Summary is as follows:

Special Footnote: The quoted facts are based on English translations from the Russian documents made by a Russian speaking native of one of the former Soviet Republics. The translations make sense in English and are considered accurate. One caveat pertains to the Russian system of defining reserves. They have the following categories of reserves (A, B, C1, C2, & C3). In the United States, we use a different system to classify reserves, which is recognized by the SEC. These categories are Proved-Developed-Producing (PDP), Proved-Developed-Non-Producing (PDNP), Proved-Undeveloped (PUD), Probable and Possible. Although the Russian & SEC systems do not equate directly, they appear to be similar, so for the purposes of the estimates we have called A=PDP, B=PDNP, C1=PUD, C2=Probable, and C3=Possible. In this manner reserve numbers have been put in reserve classes that are for estimation purposes understood better by United States standards. In a strict sense, the two systems do not translate directly & equally as defined. It is stated herein that the reserve figures were made by Russian companies & were filed with the Russian federal authorities/organizations that approve reserve filings. The Registrant, Firecreek Petroleum, Inc., will attempt to corroborate the Russian reserve figures once we are provided adequate data with which to do so. End Special Footnote.

According to Dr. Howard, The Sahara Group will be assigned licenses in the Black Sea Region and in the northern Komi Republic of Russia. Preliminary recoverable reserve estimates made by Russian companies and filed with Federal Russian Authorities will be verified by the Sahara Group when it receives sufficient well and production data associated with the licenses.

Two licenses are in the Azov - West Kuban area of the Black Sea. They are the South Temryuksky Prospective License and the Protok Prospective License. Estimated reserves for these licenses are as follows:

South Temryuksky Area

      Probable and Possible

448.0  MMBO

Protok Area

      Probable and Possible

447.0  MMBO

353.0  BCFG

In the Komi Republic there are four licenses, namely Kykaelskoye, Kedrovskoye, West-Nylskoye and Nizhnechutinskyi. Reserve estimates are as follows:

Kykaelskaye, Kedrovskoye, West-Nylskoye Licenses

      Proved Undeveloped

  1.25 MMBO

      Probable

 20.2  MMBO

      Possible

 97.0  MMBO

Nizhnechutinskyi License

      Proved Undeveloped

  2.3  MMBO

      Probable

 34.0  MMBO

      Possible

 31.0  MMBO

                                    448.0  BCFG

AZOV - WEST KUBAN REGION

South Temryuksky Prospects (17,300 acres) onshore of the Azov Sea

5 Tertiary sandstone reservoirs

Depths of 1600 Ft - 4100 Ft

C2 (Probable) + C3 (Possible) Reserves - 448 MMBO

Geochem survey identified 5 anomalies

2D seismic acquisition proposed

3D seismic survey on selected areas

Protok Prospects (14,800 acres)

East of the South Temryuksky Block

1 Tertiary sandstone reservoir -oil prone

1 Tertiary sandstone reservoir -gas prone

Depths of 3200 FT -8200 FT

Minimum Expected C2 (Probable) + C3 (Possible) Reserves

447 MMBO

353 BCFG

2 Prospects identified by Seismic

Minimum Reserves 150 MMBO

Plans - Reprocessing of 2D Seismic

              3D Seismic Survey

KOMI REPUBLIC

Kykaelskoye, Kedrovskoye, West-Nylskoye Licenses

Licenses – 3

1. Geological exploration of mineral resources

2. Development of hydrocarbon resources in Kykaelskoye oil field valid until 12/2018

3. Development of hydrocarbon resources in Kedrovskoye oil field valid until 11/2017

Oil Fields- Kykaelskoye & Kedrovskoye

Total Estimated Recoverable Reserves on Licenses

C1 (PUD)          1.25 MMBO                  Unrisked

C2 (Probable) 20.02 MMBO                  Unrisked

C3 (Possible)  97.0  MMBO                   Unrisked

Wells -17 exploration & delineation wells

Reservoirs-5 Devonian sandstone reservoirs (2400 FT - 6900 FT)

           3 Devonian carbonate reservoirs (3500 FT - 3800 FT)

Prospects – 7

Development Plans (2004-2006)

Drill 15 Wells

Capital Expenditures N/A

Expected Production 2.44 MMBO

Expected Net Profit  N/A

Kykaelskoye Oil Field (4450 acres) 3 wells

2 Devonian sandstone reservoirs

Reservoir A (6800 FT)

C1 (PUD) reserves 250,000 BO

C2 (Probable) reserves: 4,600,000 BO

Reservoir B (6400 FT)

C1 (PUD) reserves 250,000 BO

C2 (Probable) reserves 7,600,000 BO

Total C1 + C2   12,700,000 BO

One well is producing 150 BOPD

Eastern Kykaelskoye Prospect (3335 acres) 2 wells

2 Devonian sandstone reservoirs

Reservoir A (6900 FT)

C3 (Possible) Reserves 6.5 MMBO

Reservoir B (7000 FT)

C3 (Possible) Reserves 10.8 MMBO

Plans to workover one well

South Kykaelskoye Prospect defined by 1999 Seismic, no well

2 Devonian sandstone reservoirs

Reservoir A - C3 (Possible) Reserves 11.9 MMBO

Reservoir B - C3 Reserves  23.6 MMBO

Total Reserves in Kykaelskoye Area (C1+C2+C3)

PUD + Probable + Possible = 65.5 MMBO

KOMI REPUBLIC

Kedrovskoye Oil Field 11 wells, 2 producing

2 Devonian sandstone reservoirs

Reservoir C (2400 FT)

3 wells produced at rates between 50 and 500 BOPD

C1 (PUD) Reserves 600,000 BO

C2 (Probable) Reserves 6,400,000 BO

Reservoir D

West Nylskoye Prospects  - Identified by seismic surveys

Devonian sandstone reservoirs

Reservoir E (6100  FT)

Prospects

A (1500 acres)

B (  800 acres)

C (3500 acres)

C3 (Possible) Reserves 27.9 MMBO

3 Devonian carbonate reservoirs

Reservoirs F0, F1, F2 (3500 FT to 3800 FT)

Prospect D (2200 acres)

C3 (Possible) Reserves 18.0 MMBO

Prospect E (740 acres)

KOMI REPUBLIC

Development Plans for Years 2004-2006 for 3 Licenses

15 Wells Planned

5 exploration

4 delineation

6 production

Capital Exp

N/A

Expected Production

2,440,000 BO

Expected Net Profit

N/A

Areas                         Expenditures      Expected Production (BO)

Kykaelskoye Field

 N/A                     772,000 BO

Kedrovskoye Field

 N/A                     713,000 BO

West-Nylskoye Prospects       N/A                    955,000 BO

KOMI REPUBLIC

Nizhnechutinskyi License for Development

1310 Sq Km (323,570 acres) 400 wells

Nizhnechutinskyi Oil Field discovered in 1941 10 wells

Devonian sandstone reservoir

C1 Reserves (PUD) 2.3 MMBO Recoverable

C2 Reserves ( Probable) 34 MMBO Recoverable

Vodnensk Prospect

C3 Reserves (Possible) 31 MMBO & 448 BCFG

Planned Exploration

Devonian Reservoir requires pressure maintenance. Deep potential in fractured basement (metamorphic shales)

Expected recoverable reserves on License 75MMBO

Potential Reserves on License 745 MMBO

Will require drilling 50-400 wells including horizontals

Forecast N/A Net Profit

EXHIBIT “D”

Recent permit obtained by InterOilGas from GOSGORTEKHNADZOR of Russia

D-1

EXHIBIT “E”

Exhibits with the funder are Confidential and will be filed upon funding

E-1

EXHIBIT “F”

Exhibits with the funder are Confidential and will be filed upon funding

F-1

EXHIBIT “G”

Exhibits with the funder are Confidential and will be filed upon funding

G-1

EXHIBIT “H”

[Form of]

VOTING AGREEMENT

[See Exhibit 10.21 – incorporated herein by reference]

H-1

EXHIBIT “I”

To Be Included When Effective

I-1

EXHIBIT “J”

[EGPI LOGO]

[FIRECREEK LOGO]

Firecreek Petroleum, Inc.

EGPI\Firecreek, Inc.

6777 Camp Bowie Boulevard

Corporate Executive Offices:

Suite 332

7944 E. Beck Lane, Suite 140

Fort Worth, Texas 76116

Scottsdale, Arizona 85260-1774

Tel: (817) 732-5949

Tel: (480) 778.0488

Fax: (817) 377-8603

Fax: (480) 483.7900

an EGPI\Firecreek Company

RESOLUTIONS OF SOLE SHAREHOLDER

OF

FIRECREEK PETROLEUM, INC.

LET IT BE KNOWN BY ALL PERSONS that this 1st day of July, 2004, Energy Producers, Inc., the sole shareholder of Firecreek Petroleum, Inc. (the “Company”), hereby approves the following resolutions:

1.

The Bylaws attached as Exhibit “A” hereto are hereby approved.

2.

In accordance with the Agreement for Exchange of Common Stock between the Company and Energy Producers, Inc. ("EGPI"), the following persons are hereby elected and appointed as Directors of the Company, to hold such offices for the ensuing year and thereafter until the earlier to occur of their death, incapacity or resignation, or the termination of the Voting Agreement entered into by EGPI and certain of its shareholders:

Dennis Alexander

Chairman

(EPI Side)

Gregg Fryett

Director

(EPI Side)

Peter Fryett

Director

(EPI Side)

Charles Alliban

Director

(EPI Side)

John R. Taylor

Director

(Firecreek Side)

William E. Merritt

Director

(Firecreek Side)

George B. Faulder

Director

(Firecreek Side)

Dr. Hawamdah Mousa

Director

(Firecreek Side)

Mike Norman

Director

If any such named person cannot serve as a Director (for any reason other than death or mental incapacity), that person may designate a person to serve as Director in place of such person. In the event of the death or mental incapacity of any EPI Side Director, the remaining EPI Side Directors may name the replacement. In the event of the death or mental incapacity of any Firecreek Side Director, the remaining Firecreek Side Directors shall designate the replacement. In the event of the death or mental incapacity of a Director who is not designated above as an EPI Side Director or a Firecreek Side Director, the replacement Director shall be designated by the unanimous consent of the EPI Side and Firecreek Side Directors.

EXECUTED as of the day first stated above.

SOLE SHAREHOLDER:

ENERGY PRODUCERS, INC.

By:

s/s John R. Taylor

John R. Taylor, President

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this 1st day of July, 2004.

s/s Melvena Alexander

Corporate Seal

Melvena Alexander, Secretary

EXHIBIT “A”

BYLAWS

BYLAWS

OF

FIRECREEK PETROLEUM, INC.

Effective Date: July 1, 2004

BYLAWS

Table of Sections

Article I.

Offices

Section

1.1

Office.

Article II.

Fiscal Year

Section

2.1

Fiscal Year

Article III.

Meetings of Stockholders

Section

3.1

Meetings

3.2

Annual Meetings

3.3

Special Meetings

3.4

Notice of Meeting

Article IV.

Consent Meetings

Section

4.1

Majority Consent Meetings

Article V.

Stockholder Voting

Section

5.1

Record Date

5.2

Stockholders List for Meeting

5.3

Quorum

5.4

Quorum and Voting requirements for Voting Groups

5.5

Percentage for Action

5.6

Voting Entitlement of shares

5.7

Proxies

5.8

Shares Held by Nominees

5.9

Voting Trusts

5.10

Voting Agreements

5.11

Voting for Directors; Cumulative Voting

Article VI.

Officers

Section

6.1

Officers

6.2

Term

6.3

Salaries

6.4

Chairman of the Board

6.5

President

6.6

Vice-President

6.7

Secretary

6.8

Treasurer

6.9

Assistants

6.10

Suspension of Officers

6.11

Power to Vote Shares Owned by the corporation

Article VII.

Certificates of Shares

Section

7.1

Stockholders Certificates

7.2

Facsimile Signatures

7.3

Lost Certificates

7.4

Stock Transfers

Article VIII.

Amendment of Articles of Incorporation

Section

8.1

Amendments to Articles

8.2

Amendment by Board of Directors and Stockholders

8.3

Voting on Amendments by Voting Group

Article IX.

Directors

Section

9.1

Directors

9.2

Term

9.3

Vacancy on Board

9.4

Removal of Directors by Stockholders

Article X.

Percentage for Board Quorum

Section

10.1

Board Quorum

Article XI.

Board of Directors Meetings

Section

11.1

Voting

11.2

Place

11.3

Notice

11.4

Conference Telephone Calls

11.5

Action without Meeting

11.6

Powers

11.7

Removal of Officers

11.8

General authorization of Board's Authority

to Issue Stocks and Bonds

11.9

Restrictions on the Issuance of Certificates

Article XII.

Emergency Bylaws

Section

12.1

Powers

Article XIII.

Dividends

Section

13.1

Distribution to Stockholders

13.2

Dividends to other Classed

13.3

Class Split-ups

Article XIV.

Changes in Balance Sheet

Section

14.1

Reductions of Stated Capital

14.2

Increase in Stated Capital

14.3

Elimination of Deficits

14.4

Creation of Reserves

Article XV.

Record Book and Financial Statements

Section

15.1

Corporate Records

15.2

Inspection of Books

Article XVI.

Conflicts of Interest

Section

16.1

Contracts with Directors and Officers

16.2

Lending to Directors

Article XVII.

Board Has Power to Appoint a Committee

Section

17.1

Committees

17.2

Denial of Authority

17.3

Further Denials of Authority

17.4

Meetings

Article XVIII.

General Provisions

Section

18.1

Checks

18.2

Seal

Article XIX.

Indemnification of Directors, Officers, Employees and Agents

Section

19.1

Indemnification

19.2

Insurance

Article XX.

Amendment of Bylaws

Section

20.1

Amendment by Board of Directors and Stockholders

20.2

Voting on Amendments by Voting Groups

Article XXI.

Redemption of Shares

Section

21.1

Redemption of Shares

Article XXII.

Dissolution

Section

1.1

Non Judicial Dissolution

Article I

OFFICES

1.1

Office

The Company shall have a registered office in the State of Delaware and in each state in which it qualifies to do business. The Company shall qualify to do business in such states as the Board of Directors may determine. The Officers of the Company shall be authorized to take all action, prepare and execute all documents, and take such actions as shall be necessary or appropriate to cause the Company to qualify in such states.

The Corporation shall have an office in Texas and may have other offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or as the business of the Corporation may require. Until and unless the Board of Directors determines elsewhere, the Principal office of the Corporation shall be in the Dallas/Fort Worth area.

Article II

FISCAL YEAR

2.1

Fiscal Year

The fiscal year of the Corporation shall end on the last day of December, of each year unless another date shall be fixed by resolution of the Board of Directors.

After such date is fixed, it may be changed for future fiscal years at any time by further resolution of the Board of Directors.

Article III

MEETINGS OF STOCKHOLDERS

3.1

Meetings

Subject to the provisions of Section 4.1, all meetings of the Stockholders for the election of Directors shall be by waiver of notice and consent, or shall be held at such place in such state as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meeting of Stockholders for any other purpose may be held at such time and place, in such state, as shall be stated in the notice of the meeting or in a duly executed Waiver of Notice thereof.

3.2

Annual Meetings

Subject to the provisions of Section 4.1, annual meetings of the Stockholders shall be held on such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a Board of Directors and shall transact such other business as may properly be brought before the meeting.

3.3

Special Meetings

The Corporation shall hold a special meeting of Stockholders: (1) on call of its Board of Directors or the person or persons authorized to do so; or if the holders of at least 51 percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Corporation's Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

If not otherwise fixed hereunder, the record date for determining Stockholders entitled to demand a special meeting is the date the first Stockholder signs the demand.

Special Stockholders' meetings may be held in or out of this state at the place stated in or fixed in accordance with these Bylaws. If no place is stated in the notice, special meetings shall be held at the Corporation's Principal office.

Only business within the purpose described in the meeting notice required by Section 3.4 herein may be conducted at a special Stockholder's meeting.

3.4

Notice of Meeting

The Secretary shall notify Stockholders of the date, time, and place of each annual and special Stockholder's meeting not fewer that 10 nor more than 60 days before the meeting date. The Corporation is required to give notice only to Stockholders entitled to vote at the meeting.

Notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

If not otherwise fixed hereunder, the record date for determining Stockholders entitled to notice of and to vote at an annual or special Stockholders' meeting is the day before the first notice is delivered to Stockholders.

If an annual or special Stockholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place if the new date, time, or place is announce at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, however, notice of the adjourned meeting must be given under this section to persons who are Stockholders as of the new record date. Nevertheless, a failure to give such notice, or any irregularity in such notice shall not affect the validity of annual meetings or any of the proceeding had such meeting, and in such event, these bylaws shall be, and shall be deemed to be sufficient notice of such meeting without requirement of further notice.

Article IV

CONSENT MEETINGS

4.1

Majority Consent Meetings

Any action required or permitted to be taken at an annual or special meeting of Stockholders may be taken without a meeting, without prior written notice and without a vote if consented to in writing by the holders of outstanding shares having at least the minimum number of votes necessary to authorize or ratify such action if taken at a meeting at which all shares entitled to vote were present and voted. Facsimile signatures shall be acceptable for the purpose of such consent unless otherwise decided by the Board of Directors prior to the first Stockholder's signing of such consent. Prompt written notice of the taking of said action shall be given to the non-consenting Stockholders by (among other methods) mailing said notice to said Stockholders by first class mail, postage prepaid, to the address of record.

Article V

STOCKHOLDER VOTING

5.1

Record Date

Unless the Board of Directors fixes the record date for one or more voting groups in order to determine the Stockholders entitled to notice of a Stockholders' meeting, to demand a special meeting, to vote, or to take any other action shall be 10 days before the meeting or action. If the Bylaws do not fix or provide for fixing a record date, the Board of Directors of the Corporation may fix a future date as the record date.

A determination of Stockholders entitled to notice of or to vote at a Stockholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

5.2

Stockholders' List for Meeting

After fixing a record date for a meeting, the Corporation shall prepare an alphabetical list of the names of all its Stockholders who are entitled to notice of a Stockholders' meeting. The list must be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each Stockholder.

The stockholders' list shall be available for inspection by any Stockholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the Corporations principal office or at a place identified in the meeting notice. A Stockholder, such Stockholder's agent, or attorney is entitled, on 10 business day notice, to demand to inspect and to copy the list, during regular business hours and at his expense, during the period it is available for inspection if:

(i)

such Stockholder's demand is made in good faith and for a proper purpose.

(ii)

such Stockholder describes with reasonable particularity such Stockholder's purpose and the records such Stockholder desires to inspect; and

(iii)

the records are directly connected to such purpose.

The Corporation shall make the Stockholder's list available at the meeting, and any Stockholder, such Stockholder's agent or attorney, is entitled to inspect the list at any time during the meeting or any adjournment.

Only the persons in whose names shares of stock are registered on the books of the Corporation as evidenced by the list of Stockholders so furnished for said meeting, shall be entitled to vote at such meeting. Proxies and powers of attorney to vote must be filed with the Secretary of the Corporation before an election or a meeting of the Stockholders, or they cannot be used at such election.

5.3

Quorum

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Stockholders.

If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Stockholders, unless the vote of a greater number or voting by classes is required by the Bylaws.

5.4

Quorum and Voting requirements for Voting Groups

Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of the voting group for action on that matter.

Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

If a quorum exists, action on a matter (other than the election of Directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action.

If the Articles of Incorporation provide for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

If the Articles of Incorporation provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

5.5

Percentage for Action

As to the following matters, 51% of the shares voting shall be required to approve any of the same if proposed by the Board of Directors to the Stockholders (but no requirement on the part of the Board of Directors to propose any such matter for approval of the Stockholders is imposed by this section, and such right of approval shall exist only if the same is required by law, by the Articles of Incorporation of the Corporation, or by other provision of these Bylaws):

(i)

The amendment of this section.

(ii)

The removal of any one or more of the corporate Directors (provided the same does not violate any Voting Trust Agreement or Voting Agreement to which such Stockholders are subject).

(iii)

The institution of any suit, complaint, or the defense to any of the same, in the corporate name.

(iv)

The purchase, taking, receiving, leasing, or otherwise acquiring, owning, holding, improving, using or otherwise dealing in and with, real or personal property, or any interest therein, wherever situated.

(v)

The sale, conveyance, mortgage, pledge, lease, exchange, transfer or other disposition of any part of the Corporation's property and assets.

(vi)

The lending of money or the use credit by the Corporation to assist employees of the Corporation.

(vii)

The purchase, taking, receiving, subscribing for, or otherwise acquiring, owning, holding, voting, using, employing, selling, mortgaging, lending, pledging, or otherwise disposing of, and/or otherwise using or dealing in and with shares or other interests in, or obligations of, other domestic or foreign Corporations, associations, partnerships, or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district or municipality or of any instrumentality thereof.

(viii)

The making of any contract or guaranty or the incurring of any liability, or the borrowing of any money, or the issuance of the Corporation's notes, bonds or other obligations, or the securing of any of the Corporation's obligations by mortgage or pledge of all or any of its property, franchises and income.

(ix)

The lending of money for the Corporation's purposes.

(x)

The conduct of corporate business, the carrying on of its operations and offices, and/or the exercise of powers granted herein in any jurisdiction.

(xi)

The making or altering of Bylaws for the administration and regulation of the affairs of the Corporation.

(xii)

The making of any donations for the public welfare or for charitable, scientific or educational purposes.

(xiii)

The establishment of any pension funds, pension trusts, profit sharing plans, stock bonus plans, stock option plans or other incentive plans for any or all of its Directors, Officers and employees.

(xiv)

Causing the Corporation to be a promoter, partner, member, associate, or manager of any partnership, joint venture, trust, or other enterprise.

5.6

Voting entitlement of Shares

Each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a Stockholders' meeting. Only shares are entitled to vote. Absent special circumstances, the shares of the Corporation are not entitled to vote if owned, directly or indirectly, by a second Corporation, domestic or foreign, and the first Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second Corporation. Subsection (b) shall not limit the power of the Corporation to vote any shares, including its own shares, held by it in a fiduciary capacity. Redeemable shares shall not be entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

5.7

Proxies

A Stockholder may vote such Stockholder's shares in person or by proxy. A Stockholder may appoint a proxy to vote or otherwise act for such Stockholder by signing an appointment form, either personally or by such Stockholder's attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. An appointment is valid for 11 months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the Stockholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. Appointments coupled with an interest include the appointment of:

(i)

a pledgee;

(ii)

a person who purchased or agreed to purchase the shares;

(iii)

a creditor of the Corporation who extended credit under terms requiring the appointment;

(iv)

an employee of the Corporation whose employment contract requires the appointment; or

(v)

a party to a voting agreement.

The death or incapacity of the Stockholder appointing the proxy shall not effect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other Officer or agent authorized to tabulate votes before the proxy exercises such Stockholder's authority under the appointment.

An appointment made irrevocable as provided above shall be revoked when the interest with which it is coupled is extinguished. A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he/she did not know of its existence when he/she acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates.

Subject to any express limitation on the proxy's authority appearing on the face of the appointment form, the Corporation is entitled to accept the proxy's vote or other action as that of the Stockholder making the appointment.

5.8

Share Held by Nominees

The Corporation may establish a procedure by which the beneficial owner of shares that are registered in the name of a nominee is recognized by the Corporation as the Stockholder. The extent of this recognition may be determined in the procedure.

The procedure may set forth:

(i)

the types of nominees to which it applies;

(ii)

the rights or privileges that the Corporation recognizes in a beneficial owner;

(iii)

the manner in which the procedure is selected by a nominee;

(iv)

the information that must be provided when the procedure is selected;

(v)

the period for which selection of the procedure is effective; and

(vi)

other aspects of the rights and duties created.

5.9

Voting Trusts

One or more Stockholders may create a voting trust, conferring on a trustee the right to vote or otherwise act for them, by signing an agreement setting out the provisions of the trust (which may include anything consistent with its purpose) and transferring their shares to the trustee. When a voting trust agreement is signed, the trustee shall prepare a list of the names and addresses of all owners of beneficial interests in the trust, together with the number and class of shares each transferred to the trust, and deliver copies of the list and agreement to the Corporation's principal office.

A voting trust becomes effective on the date the first shares subject to the trust are registered in the trustee's name. A voting trust is valid for not more than 10 years after its effective date unless extended as provided below.

All or some of the parties to a voting trust may extend it for additional terms of not more that 10 years by signing an extension agreement and obtaining the voting trustee's written consent to the extension. An extension is valid for 10 years from the date the first Stockholder signs consent to the extension. The voting trustee must deliver copies of the extension agreement and list of beneficial owners to the Corporation's principal office. An extension agreement only binds those parties signing it.

5.10

Voting Agreements

Two or more Stockholders may provide for the manner in which they will vote their shares by signing an agreement for that purpose. A voting agreement created under this section is not subject to the provisions of section 5.11.

5.11

Voting for Directors

Cumulative Voting Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Stockholders shall not have the right to cumulate their votes for Directors unless the Articles of Incorporation so provide. Shares otherwise entitled to vote cumulatively may not be voted cumulatively at a particular meeting unless the meeting notice or proxy statement accompanying the notice states conspicuously that cumulative voting is authorized, or a Stockholder who has the right to cumulate such Stockholder's votes gives notice to the Corporation not less than 48 hours before the time set for the meeting of his intent to cumulate such Stockholder's votes during the meeting, and if one Stockholder gives this notice all other Stockholders in the same voting group participating in the election are entitled to cumulate their votes without giving further notice.

Article VI

OFFICERS

6.1

Officers

The Board of Directors, within twenty one (21) days after the annual election of the Directors in each year, shall elect from their number a President of the Corporation and shall also elect a Vice-President, Secretary and a Treasurer, who need not be members of the Board. They may/shall also elect a Chairman of the Board. The Board at that time or from time to time may elect more than one Vice-President, Assistant Secretary and Assistant Treasurer who may or may not be members of the Board. Except as restricted by law or regulation, the same person may hold any two or more offices excepting those of President and Vice-President, but no Officer shall execute, acknowledge or verify an instrument in more than one capacity. The Board may also appoint such other Officers and agents as it may deem necessary for the transaction or the business of the Corporation.

6.2

Term

The term of office of all Officers shall be until their respective successors are chosen, but any Officer may be removed from office, with or without cause, at any meeting of the Board of Directors by the affirmative vote of 2/3rds of Directors then in office, provided that any such action does not violate any agreement applicable to such Officer. The Board of Directors shall have the power to fill any vacancies in any offices occurring from whatever reason but shall be bound by any agreement applicable to the filling of any such vacancy.

6.3

Salaries

The salaries and other compensation of all Officers of the Corporation shall be fixed by the Board of Directors.

6.4

Chairman of the Board

The Chairman of the Board, if any, shall preside over all Board meetings. If no Chairman of the Board is present, the President shall exercise this power. If the Board of Directors does not elect the President as the chief executive officer, the Chairman of the Board shall hold this office until and unless a chief executive officer is so elected by the Board of Directors.

6.5

 President

Less Board of Directors action to the contrary, the President shall be the chief executive officer of the Corporation and shall have responsibility for the general and active management of the Business of the Corporation, and shall see that all orders and resolutions of the Board are carried into effect. The President shall execute all authorized conveyances,  contracts, or other obligations in the name of the Corporation except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The President shall preside at all meetings of the Stockholders and (if there is no Chairman of the Board) Directors and shall be ex-officio a member of all standing committees of the Board.

Unless otherwise ordered by the Board of Directors, the President shall have full power and authority in behalf of the Corporation to attend and to act and to vote at any meetings of the stockholders of any corporation in which the Corporation may hold stock, and at any such meetings, shall posses and may exercise any and all rights and powers incident to the ownership of such stock, and which as the new owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors, by resolution, from time to time, may confer like powers on any person or persons in place of the President to represent the Corporation for the purposes in this paragraph mentioned.

6.6

Vice-Presidents

The Vice-Presidents, in the order designated by the Board of Directors or, lacking such a designation, by the President, shall in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors shall prescribe.

6.7

 Secretary

The Secretary shall attend all meetings of the Board and all meetings of the Stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors or by the President, under whose supervision he/she shall act. When required or requested, he shall execute with the President all authorized conveyances, contracts or other obligations in the name of the Corporation except as otherwise directed by the Board of Directors. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the Secretary's signature or by the signature of the Treasurer or an Assistant Secretary.

The Secretary shall keep a register of the post office address of each Stockholder. Said address shall be furnished to the Secretary by such Stockholder and the responsibility for keeping said address current shall be upon the Stockholder. The Secretary shall have general charge of the stock transfer books of the Corporation.

6.8

Treasurer

The Treasurer shall have custody of and keep account of all money, funds and property of the Corporation, unless otherwise determined by the Board of Directors, and the Treasurer shall render such accounts and present such statements to the Directors and President as may be required of him. The Treasurer shall deposit funds of the Corporation which may come into the Treasurer's hands in such bank or banks as the Board of Directors may designate. The Treasurer shall keep the bank accounts in the name of the Corporation and shall exhibit the books and accounts at all reasonable times to any Director of the Corporation upon application at the principal office of the Corporation during business hours. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of the Treasurer office and for the restoration to the Corporation in case of the Treasurer death, resignation or removal from office of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

6.9

Assistants

The Assistant Secretaries and the Assistant Treasurers (if any), respectively, (in the order designated by the Board of Directors or, lacking such designation, by the President) in the absence of the Secretary or the Treasurer, as the case may be, shall perform the duties and exercise the powers of such Secretary or Treasurer and shall perform such other duties as the Board of Directors shall prescribe.

6.10

Suspension of Officers

Any Officer of the Corporation may be summarily suspended by the Board of Directors upon 2/3rds vote. The Secretary, Treasurer, or any Vice-President may be summarily suspended by the President subject to subsequent majority action by the Board of Directors. Any such suspension shall be in writing.

6.11

Power to Vote Shares Owned by Corporation

The President of the Corporation, or any Vice-President, is authorized to execute any proxy, consent, or right to vote possessed by the Corporation in shares of stock owned by the Corporation, subject to the direction of the Board of Directors.

Article VII

CERTIFICATES OF SHARES

7.1

Stockholders' Certificates

Every holder of shares in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation by the President/Chairman or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned such holder in the Corporation.

Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount paid thereon shall be specified.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of shares, provided that, except in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Corporation will furnish without charge to each Stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

7.2

Facsimile and Electronic Signatures

Where a certificate is countersigned by a transfer agent other than the Corporation or its employee, or by a registrar other than the Corporation or its employee, any other signature on the certificate may made by facsimile or other electronic means of affixing a signature. In case any Officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such Officer, transfer agent or registrar before such certificate is issued, it may be issued, by the Corporation with the same effect as if he were such Officer transfer agent or registrar at the date of issue.

7.3

Lost Certificates

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner claiming the certificate or shares to be lost, stolen, or destroyed. Whereupon, at the end of such reasonable time as designated by the Board of Directors, the Board may, direct that a new certificate or certificates be issued. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed. The Board of Directors may, in its discretion, refuse to issue such new or duplicate certificate save upon the order of some court having jurisdiction in such matter, anything herein to the contrary notwithstanding.

7.4

Stock transfers

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Article VIII

AMENDMENT OF ARTICLES OF INCORPORATION

8.1

Amendments to Articles

The Corporation may amend its Articles of Incorporation from time to time, so as:

(i)

To change its corporate name.

(ii)

To change its period of duration.

(iii)

To change, enlarge or diminish its corporate purposes.

(iv)

To increase or decrease the aggregate number of shares, or shares of any class, which the Corporation has authority to issue.

(v)

To limit, deny or grant to Stockholders of any class the preemptive right to acquire additional or treasury shares of the Corporation, whether then or thereafter authorized.

(vi)

To increase or decrease the par value of the authorized shares of any class having a par value, whether issued or unissued.

(vii)

To exchange, classify, reclassify or cancel all or any part of its shares, whether issued or unissued.

(viii)

To change the designation of all or any part of its shares, whether issued or unissued, and to change the preferences, limitations, and the relative rights in respect to all or any part of its shares whether issued or unissued.

(ix)

To change shares having par value, whether issued or unissued, into the same or a different number of shares having a par value.

(x)

To change the shares of any class, whether issued or unissued, and whether with or without par value, into a different number of shares of the same class or into the same or a different number of shares, either with or without par value, or other classes.

(xi)

To create new classes of shares having rights and preferences either prior and superior or subordinate and inferior to the shares of any class then authorized, whether issued or unissued.

(xii)

To cancel or otherwise affect the right of the holders of the shares of any class to receive dividends which have accrued but have not been declared.

(xiii)

To divide any preferred or special class of shares, whether issued or unissued, into series and fix and determine the designations of such series and the variations in the relative rights and preferences as between the shares of such series.

(xiv)

To authorize the Board of Directors to establish, out of authorized but unissued shares, a series of any preferred or special class of shares and fix and determine the relative rights and preferences of the shares of any series so established.

(xv)

To authorize the Board of Directors to fix and determine the relative rights and preferences of the authorized but unissued shares of series theretofore established in respect of which either the relative rights and preferences have not been fixed and determined or the relative rights and preferences theretofore fixed and determined are to be changed.

(xvi)

To revoke, diminish, or enlarge the authority of the Board of Directors to establish a series out of authorized but unissued shares of any preferred or special class and fix and determine the relative rights and preferences of the shares of any series so established.

8.2

Amendment by Board of Directors and Stockholders

The Corporation's Board of Directors may propose one or more amendments to the Articles of Incorporation for submission to the Stockholders. For the amendment to be adopted, (i) the Board of Directors must recommend the amendment to the Stockholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the Stockholders with the amendment; and (ii) the Stockholders entitled to vote on the amendment must approve the amendment as provided in this Article VIII.

The Board of Directors may condition its submission of the proposed amendment on any basis.

The Corporation shall notify each Stockholder, whether or not entitled to vote, of the proposed Stockholders' meeting. The notice of meeting shall state that the purpose, or one of the purposes, of the meeting is to consider the proposed amendment and contain or be accompanied by a copy or summary of the amendment. Unless this Article, the Articles of Incorporation, or the Board of Directors requires a greater vote or a vote by voting groups, the amendment to be adopted must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights, and the votes required by every other voting group entitled to vote on the amendment.

8.3

Voting on Amendments by Voting Groups

The holders of outstanding shares of a class of stock are entitled to vote as a separate voting group (if stockholder voting is otherwise required by this Article) on a proposed amendment if the amendment would:

(i)

increase or decrease the aggregate number of authorized shares of the class;

(ii)

effect an exchange or reclassification of all or part of the shares of the class into shares of another class;

(iii)

effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class;

(iv)

change the designation, rights, preferences, or limitations of all or part of the shares of the class;

(v)

change the shares of all or part of the class into a different number of shares of the same class;

(vi)

create a new class of shares having rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class;

(vii)

increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class;

(viii)

limit or deny an existing preemptive right of all or part of the shares of the class; or

(ix)

cancel or otherwise affect rights to distributions or dividends that have accumulated but not yet been declared on all or part of the shares of the class.

If a proposed amendment would affect a series of a class of shares in one or more of the ways described above, the shares of that series are entitled to vote as a separate voting group on the proposed amendment.

If a proposed amendment that entitles two or more series of shares to vote as separate voting groups under this section would affect those two or more series in the same or a substantially similar way, the shares of all the series so affected must vote together as a single voting group on the proposed amendment.

A class or series of shares is entitled to the voting rights granted by this section although the Articles of Incorporation provide that the shares are non voting shares.

Article IX

DIRECTORS

9.1

Directors

The Board of Directors of the Corporation shall consist of one or more members as fixed by the Stockholders. Directors shall be elected by vote of the Stockholders or by the Board of Directors as provided for in these Bylaws. The Board shall consist of nine members until changed by resolution of the Stockholders, provided that the Board of Directors is authorized, by a 2/3rds vote, to increase the number of members on the Board of Directors over the then fixed number by one (1) for the duration of the then current term without further vote of the stockholders to further fix the number of Directors.

The number of Directors may be increased or decreased from time to time by amendment to, or in the manner provided in the Articles of Incorporation or the Bylaws, but no decrease shall have the effect of shortening the term of an incumbent Director.

9.2

Term

The members of the Board of Directors shall hold office until the first annual meeting of Stockholders and until their successors shall have been elected and qualified. At the first annual meeting of Stockholders and at each annual meeting thereafter the Stockholders shall elect Directors to hold office until the next succeeding annual meeting, except in the case of classification of the Directors. Each Director shall hold office for the term for which he is elected until his successor shall have been elected and qualified.

9.3

Vacancy on Board

If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, then, subject to the limitations stated below, any vacancy occurring in the Board of Directors, including any vacancy created by an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors for a term of office continuing only until the next election of Directors by the Stockholders. If the Directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of the majority of all the directors remaining in office.

If the vacant office was held by a Director elected by a voting group of Stockholders, including a voting group established by a Voting Trust Agreement or Voting Agreement, only the holders of shares of that group are entitled to vote to fill the vacancy if the vacancy is to be filled by the Stockholders, and in the case of a Voting Trust Agreement or Voting Agreement which binds the votes of a sufficient number of stockholder votes to elect particular Directors or to elect Directors in a particular manner, the provisions of such Voting Trust Agreement or Voting Agreement shall govern.

A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date or otherwise) may be filled before the vacancy occurs but the new Director may not take office until the vacancy occurs.

9.4

Removal of Directors by Stockholders

The Stockholders may remove one or more Directors with or without cause unless the Articles of Incorporation provide that Directors may be removed only for cause, or unless the action of the Stockholders would be in violation of any Voting Trust Agreement or Voting Agreement to which Stockholders are bound.

If a Director is elected by a voting group of stockholders, including a voting group established pursuant to a Voting Trust Agreement or Voting Agreement, only the stockholders of that voting group may participate in the vote to remove such Director. If cumulative voting is authorized, a Director may not be removed if the number of votes sufficient to elect such Director under cumulative voting is voted against such removal. If cumulative voting is not authorized, a Director may be removed only if the number of votes cast to remove such Director exceeds the number of votes cast not to remove such Director.

A Director may be removed by the Stockholders only at a meeting called for the purpose of removing such Director and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director.

Article X

PERCENTAGE FOR BOARD QUORUM

10.1

Board Quorum

A quorum shall consist of a majority of the members of the Board of Directors then in office.

Article XI

Board of Director Meetings

11.1

Voting

Except as otherwise specified in the Bylaws, the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

At all meetings of the Board of Directors all questions, except as otherwise specified in the Bylaws, shall be decided by a majority of votes, but, in the case of an equality of votes, the Chairman shall have a second or deciding vote.

11.2

Place

Meetings of the Board of Directors, regular or special, may be held in any state.

11.3

Notice

Regular meetings of the Board of Directors may be held with or without notice. Special meetings of the Board of Directors designated thereby shall be held upon five (5) days notice. Attendance of a Director at a meeting shall not constitute a waiver of notice of such meeting if such meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting unless required by the Bylaws. Facsimile signatures shall be acceptable for the purpose of consent to waiver of notice unless otherwise decided by the Board of Directors prior to the meeting for which the waiver of notice applies.

11.4

Conference Telephone Calls

Members of the Board of Directors may participate in a meeting of such Board of Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at a meeting.

11.5

Action Without Meeting

Action required or permitted to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by the number of Board members needed had the action been taken at a meeting. The action must be evidenced by one or more written consents describing the action taken, signed by each Director approving such action, and included in the minutes or filed with the corporate records reflecting the action taken.

Action taken under this section is effective when the last Director needed to approve such action signs the consent, unless the consent specifies a different effective date.

A consent signed under this sections has the effect of a meeting vote and may be described as such in any document.

11.6

Powers

All corporate powers shall be exercised by or under the authority of, and the business affairs of the Corporation shall be managed under the direction of the Board of Directors. Directors need not be residents of this state or Stockholders of the Corporation unless these Bylaws so require. The Bylaws may prescribe other qualifications for Directors.

All powers and authorities not specifically reserved to the Stockholders shall be reserved to the Board of Directors.

The Board of Directors, by majority vote, can reserve any authority to, or present any motion or issue to the Stockholders for approval.

11.7

Removal of Officers

Any Officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, and such removal does not violate the terms of any agreement applicable to such removal, but such removal shall be without prejudice to the contractual rights, if any, of the person removed. Election or appointment of an Officer or agent shall not of itself create such contractual rights.

11.8

General authorization of Board's Authority to Issue Stock and Bonds

The following certificates may be issued from time to time by the Board of Directors in one or more series: any stock or security. The Board of Directors is authorized to determine:

(i)

the dividend rate;

(ii)

the price and term of issue;

(iii)

liquidation value and term;

(iv)

redemption value terms and conditions;

(v)

whether there shall be a sinking fund to retire such certificates and, if so, what the terms and conditions of such fund shall be; conversion rights; and

(vi)

voting rights.

11.9

Restrictions on the Issuance of Certificates

The following restrictions upon the issuance of stock shall apply: Only stock authorized at this time by the Articles of Incorporation, these Bylaws, or any existing agreement applicable to issuance of stock, may be issued.

Article XII

EMERGENCY BYLAWS

12.1

Emergency Powers

In anticipation of or during an emergency defined herein, the Board of Directors may: (i) modify lines of succession to accommodate the incapacity of any Director, Officer, employee, or agent; and/or (ii) relocate the principal office of the Corporation, designate alternative principal offices or regional offices, or authorize the Officers to so do.

During an emergency defined herein, unless emergency Bylaws provide otherwise, notice of a meeting of the Board of Directors need be given only to those Directors whom it is practical to reach and may be given in any practical manner, including publication and radio.

One or more Officers on the Corporation present at a meeting of the Board of Directors may be deemed to be Directors for the meeting, in order of rank and within the same rank in order of seniority, as necessary to achieve a quorum.

Corporate action taken in good faith during an emergency under this section to further the ordinary business affairs of the Corporation: binds the Corporation; and may not be used to impose liability on a corporate Director, Officer, employee, or agent.

An emergency exists for purposes of this section if a quorum of the Corporation's Directors cannot be readily assembled because of some catastrophic event as determined by the President or Chairman of the Board, or if they are incapacitated or unavailable, the person or persons authorized to act in their capacity.

Article XIII

DIVIDENDS

13.1

Distributions to Stockholders

The Board of Directors may authorize and the Corporation may make distributions to its Stockholders subject to the limitation set forth below.

If the Board of Directors does not fix the record date for determining Stockholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the Corporation's shares), it is the date the Board of Directors authorizes the distribution.

No distribution may be made if, after giving it effect: the Corporation would not be able to pay its debts as they become due in the usual course of business; or the Corporation's total assets would be less than the sum of its total liabilities plus(unless the Articles of Incorporation permit otherwise) the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Stockholders whose preferential rights are superior to those receiving the distribution.

The Board of Directors may base a determination that a distribution is not prohibited either on financial statements prepared on the basis of accounting practices and principals that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.

Except as provided below, in the case of distribution by purchase, redemption, or other acquisition of the Corporation's shares, the effect of such distribution is measured as of the earlier of (i) the date money or other property is transferred or debt incurred by the Corporation or (ii) the date the Stockholder ceases to be a Stockholder with respect to the acquired shares.

In the case of a distribution of indebtedness, the effect of such distribution is measured as of the date the indebtedness is distributed.

In all other cases, the effect of a distribution is measured as of the date the distribution is authorized if the payment occurs within 120 days after the date of authorization.

The Corporation's indebtedness to a Stockholder incurred by reason of a distribution made in accordance with this section is at parity with the Corporation's indebtedness to its general, unsecured creditors except to the extent subordinated by agreement.

Indebtedness of the Corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations made in accordance herewith if its terms provide that payment of principal in interest are made only if and to the extent that payment of a distribution to Stockholders could then be made under this section. If the indebtedness is issued as a distribution, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made.

13.2

Dividends to Other Classes

No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless such payment is authorized by affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

13.3

Class Split-Ups

A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a share dividend within the meaning of this section.

The Board of Directors of the Corporation may, from time to time, distribute to its Stockholders out of capital surplus of the Corporation a portion of its assets, in cash or property, subject to the following provisions.

No such distribution shall be made at a time when the Corporation is insolvent or when such distribution would render the Corporation insolvent.

No such distribution shall be made unless such distribution is authorized by the affirmative vote of the holder of the majority of the outstanding shares of each class whether or not entitled to vote thereon by the provisions of the Articles of Incorporation of the Corporation.

No such distribution shall be made to the holders of any class of shares unless all cumulative dividends accrued on all preferred or special classes of shares entitled to preferential dividends shall have been fully paid.

No such distribution shall be made to the holders of any class of shares which would reduce the remaining net assets of the Corporation below the aggregate preferential amount payable in the event on involuntary liquidation to the holders of shares having preferential rights to the assets of the Corporation in the event of liquidation.

Each such distribution, when made, shall be identified as a distribution from capital surplus and the amount per share disclosed to the Stockholders receiving the same concurrently with the distribution thereof.

The Board of Directors of the Corporation may also, from time to time, distribute to the holders of its outstanding shares having a cumulative preferential right to receive dividends, in discharge of their cumulative dividend rights, dividends payable in cash out of the capital surplus of the Corporation, if at the time the Corporation has no earned surplus and is not insolvent and would not thereby be rendered insolvent. Each such distribution when made, shall be identified as a payment of cumulative dividends out of capital surplus.

Article XIV

CHANGES IN BALANCE SHEET

14.1

Reductions of Stated Capital

A reduction of the stated capital of the Corporation, where such reduction is not accompanied by any action requiring an amendment of the Articles of Incorporation and not accompanied by a cancellation of shares, may be made in the following manner:

(i)

The Board of Directors shall adopt a resolution setting forth the amount of the proposed reduction and the manner in which the reduction shall be effected, and directing that the question of such reduction be submitted to a vote at a meeting of Stockholders, which may be either an annual meeting or a special meeting.

(ii)

Written notice, stating that the purpose or one of the purposes of such meeting is to consider the question of reducing the stated capital of the Corporation in the amount and manner proposed by the Board of Directors, shall be given to each Stockholder of record entitled to vote thereon within the time and in the manner provided for giving of notice of meetings of Stockholders.

(iii)

At such meeting a vote of Stockholders entitled to vote thereon shall be taken on the question of approving the proposed reduction of stated capital, which shall require for its adoption the affirmative vote of the holders of a majority of the shares entitled to vote thereon.

When a reduction of the stated capital of the Corporation has been approved as provided in this Section, a statement shall be executed in duplicate by the Corporation by its President or a Vice-President and by its Secretary or an Assistant Secretary, and verified by one of the Officers signing such statement, and shall set forth: the name of the Corporation; a copy of the resolution of the Stockholders approving such action, and the date of its adoption; the number of shares outstanding, and the number of shares entitles to vote thereon; the number of shares voted for and against such reduction, respectively; and a statement of the manner in which such reduction is effected, and a statement, expressed in dollars, of the amount of stated capital of the Corporation after giving effect to such reduction.

No reduction of stated capital shall be made which would reduce the amount of the aggregate stated capital of the Corporation to an amount equal to or less than the aggregate preferential amounts payable upon all issued shares having a preferential right in the assets of the Corporation in the event of involuntary liquidation, plus the aggregate par value of all issued shares having a par value but no preferential right in the assets of the Corporation in the event of involuntary liquidation.

The surplus, if any, created by or arising out of a reduction of stated capital of the Corporation shall be capital surplus.

14.2

Increase in Stated Capital

The capital surplus of the Corporation may be increased from time to time by resolution of the Board of Directors directing that all or a part of the earned surplus of the Corporation be transferred to capital surplus.

14.3

Elimination of Deficits

The Corporation may, by resolution of its Board of Directors, apply any part or all of its capital surplus to the reduction or elimination of any deficit arising from losses, however incurred, but only after first eliminating the earned surplus, if any, of the Corporation by applying such losses against earned surplus and only to the extent that such losses exceed the earned surplus, if any. Each such application of capital surplus shall, to the extent thereof, effect a reduction of capital surplus.

14.4

Creation of Reserves

The Corporation may, by resolution of its Board of Directors, create a reserve or reserves out of its earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

J-22

Article XV

RECORD BOOK AND FINANCIAL STATEMENTS

15.1

Corporate Records

The Corporation shall keep as permanent records minutes of all meeting of its Stockholders and Board of Directors, a record of all actions taken by the Stockholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation.

The Corporation shall maintain appropriate accounting records.

The Corporation or its agent shall maintain a record of its Stockholders, in a form that permits preparation of a list of the names and addresses of all Stockholders, in alphabetical order by class of shares showing the number and class of shares held by each.

The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

The Corporation shall keep a copy of the following records at its principal office:

(i)

its articles or restated articles of incorporation and all    amendments to them currently in effect;

(ii)

its bylaws or restated bylaws and all amendments to them currently in effect;

(iii)

resolutions adopted by its Board of Directors creating one or    more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

(iv)

the minutes of all Stockholders' meetings, and records of all    action taken by Stockholders without a meeting, for the past three years;

(v)

all written communications to Stockholders generally within the past three years including the financial statements furnished for the past three years under Section 15.2;

(vi)

a list of the names and business addresses of its current    Directors and Officers; and

(vii)

its most recent annual report.

15.2

Inspection of Books

A Stockholder of the Corporation or such Stockholder's agent is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the records of the Corporation described in Section 15.1 if such Stockholder gives the Corporation written notice of such Stockholder's demand at least five business days before the date on which such Stockholder wishes to inspect and copy.

A Stockholder of the Corporation or such Stockholder's agent is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation if such Stockholder gives the Corporation written notice of such Stockholder's demand at least five business days before the date on which such Stockholder wishes to inspect and copy:

(i)

excerpts from minutes of any meeting of the Board of Directors;

(ii)

records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation;

(iii)

minutes of any meeting of the Stockholders, and records of action taken by the Stockholders or Board of Directors without a meeting;

(iv)

accounting records of the Corporation; and

(v)

the record of Stockholders.

A Stockholder or such Stockholder's agent may inspect and copy the records identified above only if: such demand is made in good faith and for a proper purpose; such Stockholder describes with reasonable particularity the purpose of inspection and the records such Stockholders desires to inspect; and the records are directly connected with such stated purpose.

The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the Stockholder. The charge may not exceed the estimated cost of production or reproduction of the records.

The Corporation may comply with a Stockholder's demand to inspect the record of Stockholders by providing such Stockholder with a list of Stockholders that was compiled no earlier than the date of the Stockholders demand.

Article XVI

CONFLICTS OF INTEREST

16.1

Contracts with Directors and Officers

No contract or other transaction between the Corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are Directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such Director or Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because such Director's votes are counted for such purpose if:

(i)

the material facts of the transaction and the Director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved, or ratified the transaction;

(ii)

the material facts of the transaction and the Director's interest were disclosed or known to the Stockholders entitled to vote and they authorized, approved, or ratified the transaction; or

(iii)

the transaction was fair to the Corporation.

16.2

Lending to Directors

The Corporation may not lend money to or guarantee the obligation of a Director of the Corporation unless (i) the particular loan or guarantee is approved by a majority of the votes represented by the outstanding voting shares of all classes, voting as a single voting group, except the votes of shares owned by or voted under the control of the benefited Director; or (ii) the Board of Directors determines that the loan or guarantee benefits the Corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

The fact that a loan or guarantee is made in violation of this section does not affect the borrower's liability on the loan.

Article XVII

BOARD HAS POWER TO APPOINT A COMMITTEE

17.1

Committees

The Board of Directors may, by resolution passed by a majority of the whole Board, designate an Executive Committee. This Committee shall consist of two or more members besides the Chairman of the Corporation, which Chairman shall, by virtue of such office, be a member and chairman thereof. The Committee shall in the interim between the meetings of the Board of Directors, exercise all powers of that body in accordance with the general policy of the Corporation and under the direction of the Board of Directors. It shall also attend to and supervise all the financial operations of the Corporation, and shall examine and audit all the accounts of the Corporation at the close of each fiscal year, and at such other times as it may deem necessary. The Secretary, or the Secretary's designate, shall be the secretary of the Committee and shall attend its meetings, and its meetings shall be held on the call of the President. All members of the committee must be given at least two days notice of meeting either by mail, telegraph, or by personal communications, either over the telephone or otherwise. However, the President may call a meeting with less and incomplete notice, should, in his sole judgment, the needs of the business require such immediacy and a quorum be assembled. A majority of the members on the Committee shall constitute a quorum. The Committee shall keep due records of all meetings and actions of the Committee, and such records shall at all times be open to the inspection of any Director.

The Board of Directors shall have the power to designate one or more additional committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of a committee, who may replace an absent or disqualified member at a meeting of the committee. In the absence or disqualification of a member of a committee, the members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting, and each member thereof, shall serve at the pleasure of the Board. A committee designated pursuant to this paragraph, to the extent provided in the resolution of the Board or in the Bylaws may exercise all powers and authority of the Board in management of the business and affairs of the Corporation not prohibited by the relevant Business Corporation Act.

17.2

Denial of Authority

No committee provided for in this Section shall have the authority to:

(i)

declare dividends or distributions;

(ii)

approve or recommend to Stockholders actions or proposals required to be approved by Stockholders;

(iii)

designate candidates for the office of Director, for purposes of proxy solicitation or otherwise, or fill vacancies on the Board of Directors, or any committee thereof;

(iv)

amend these Bylaws;

(v)

approve a plan of merger, not requiring Stockholder approval;

(vi)

reduce earned or capital surplus;

(vii)

authorize or approve the reacquisition of stock unless pursuant to a general formula; or

(viii)

authorize or approve the issuance or sale of, or any contract to issue, or sell shares or designate the terms of a series of a class of shares; provided that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefor, and, in the case of a series, the designation thereof, may pursuant to a general formula or method specified by the Board resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the dividend rate, provisions for redemption, sinking fund, conversion, voting or preferential rights, and provisions for other features of a class of shares, or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series.

17.3

Further Denials of Authority

No committee provided for in this Section shall have authority to:

(i)

fix the compensation of the Board of Directors;

(ii)

increase or decrease their own number or qualifications;

(iii)

sue, complain, and defend in the corporate name;

(iv)

use the corporate seal;

(v)

purchase, take, receive, lease, or otherwise acquire, own, hold, improve, use or otherwise deal in and with, real or personal property, or any interest therein, wherever situated;

(vi)

sell, convey, mortgage, pledge, lease, exchange, transfer or otherwise dispose of all or any part of the corporate property and assets;

(vii)

lend money and use the Corporation's credit to assist corporate employees or Directors;

(viii)

purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district or municipality or of any instrumentality thereof;

(ix)

make contracts and guarantees and incur liabilities, borrow money, issue corporate notes, bonds, and other obligations, or secure any of the Corporation's obligations by mortgage or pledge of all or any of its property, franchises and income;

(x)

lend money, invest and reinvest the Corporation's funds, or take and hold real and personal property as security for the payment of funds so loaned or invested;

(xi)

elect or appoint officers and agents of the Corporation, or define their duties and fix their compensation;

(xii)

make donations for the public welfare or for charitable, scientific or educational purposes, except as authorized by and within such limits as set by the Board of Directors;

(xiii)

pay pensions and establish pension plans, pension trusts, profit sharing plans, stock bonus plans, stock option plans and other incentive plans for any or all of the corporate Directors, Officers and employees; or

(xiv)

have the Corporation act as a promoter, partner, member, associate, or manager of any partnership, joint venture, trust or other enterprise.

17.4

Meetings

Regular or special meetings of any committee may be held in any state.

Regular meetings of any committee may be held with or without notice as prescribed in these Bylaws. Special meetings of any committee shall be held upon such notice as is prescribed in these Bylaws. Neither the business to be transacted at nor the purpose of, any regular or special meeting of the committee need be specified in the notice or waiver of notice of such meeting unless required by these Bylaws.

Except as may be otherwise restricted by these Bylaws, Directors may participate in a meeting of committee members by means of a conference telephone or similar communication equipment by means of which all persons participating can hear each other and participation by such means shall constitute presence in person at a meeting.

Unless otherwise provided by the Bylaws any action to be taken at a meeting of a committee may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee. Such consent shall have the same effect as a unanimous vote.

Article XVIII

GENERAL PROVISIONS

18.1

Checks

All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

18.2

Seal

The corporate seal shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, State of Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise transmitted.

Article XIX

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

19.1

Indemnification

The Corporation shall indemnify to the fullest extent permitted by law any person who is made or threatened to be made, a party to any action, suit or proceeding (whether civil, criminal, administrative, or investigative) by any reason of the fact that he/she, his or her testator or intestate is or was a Director, Officer, employee or agent of the Corporation or serves or served any other enterprise at the request of the Corporation.

By this Article the Company is also empowered to secure insurance on behalf of any officer, Director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws would permit indemnification. The Company may obtain Officer and Director liability insurance with respect to liabilities arising out of certain matter, including matters arising under the Securities Act.

The Corporation may enter into agreements to indemnify its Directors and executive officers, in addition to indemnification  provided for in these Bylaws. These agreements may among other things, indemnify the Corporation's Directors and executive officers for certain expenses (including attorney's fees), judgments, fines and settlement amounts incurred by any such person serving as a Director or executive officer of the Corporation, any subsidiary of the Corporation or any other company or enterprise to which the person provides services at the request of the Corporation. The Corporation believes that these provisions and agreements are necessary to attract and retain qualified persons as Directors and executive officers.

19.2

Insurance

The Corporation may purchase and maintain insurance on behalf of an individual who is or was a Director, Officer, employee, or agent of the Corporation, or who while a Director, Officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a Director, Officer, partner, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust employee benefit plan, or other enterprise, against liability asserted against or incurred by such individual in that capacity or arising from such individual's status as a director, Officer, employee, or agent, whether or not the Corporation would have power to indemnify such individual against the same liability under Section 19.1.

Article XX

Amendment of Bylaws

20.1

Amendment by Board of Directors and Stockholders

The Board of Directors may propose one or more amendments to these Bylaws for submission to the Stockholders. For the amendment to be adopted, (i) the Board of Directors must recommend the amendment to the Stockholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the Stockholders with the amendment; and (ii) the Stockholders entitled to vote on the amendment must approve the amendment as provided in this Article XX.

The Board of Directors may condition its submission of the proposed amendment on any basis.

The Corporation shall notify each Stockholder, whether or not entitled to vote, of the proposed Stockholders' meeting. The notice of meeting shall state that the purpose, or one of the purposes, of the meeting is to consider the proposed amendment and contain or be accompanied by a copy or summary of the amendment. Unless this Article, the Articles of Incorporation, or the Board of Directors requires a greater vote or a vote by voting groups, the amendment to be adopted must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights, and the votes required by every other voting group entitled to vote on the amendment.

20.2

Voting on Amendments by Voting Groups

The holders of outstanding shares of a class of stock are entitled to vote as a separate voting group (if stockholder voting is otherwise required by this Article) on a proposed amendment in the same manner as provided for amendment of the Articles of Incorporation pursuant to Article VIII.

 Article XXI

REDEMPTION OF SHARES

21.1

Redemption of Shares

Subject to specific provisions in the Articles of Incorporation regarding redemption of preferred stock or any series thereof, the Corporation at its option may redeem the whole or any part, pro rata or by lot, of any preferred shares outstanding at any time, by paying therefor in cash one hundred [100%] percent of the par value thereof, together with any accumulated dividends due thereon, by mailing notices of such redemption to the holders of the preferred shares to be redeemed at their respective addresses as the same may appear on the record of Stockholders of the Corporation, specifying the time and place of redemption, such notice to be mailed at least 10 days and not more than 30 days prior to the date specified therein for redemption. From and after the date specified in any such notice as the redemption date, unless the Corporation shall fail to provide moneys at the time and place specified in such notice for the payment of the redemption price, all rights of the holders thereof as Stockholders of the Corporation, except the right to receive the redemption price, shall cease and terminate. Any redemption hereunder shall be had in the manner determined by the Board of Directors and in accordance with all applicable provisions of law.

Notwithstanding the foregoing, no distribution may be made if after giving it effect: (i) the Corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the Corporation's total assets would be less that the sum of its total liabilities plus the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Stockholders whose preferential rights are superior to those receiving the distribution.

The Corporation shall mail a notice of redemption to each holder of record of shares to be redeemed addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or if no such address appears or is given at the place where the principal executive office of the Corporation is located, not earlier than 60 nor later than 20 days before the date fixed for redemption.

The notice of redemption shall include:

(i)

the class of shares or the part of a class of shares to be redeemed;

(ii)

the date fixed for redemption;

(iii)

the redemption price;

(iv)

the place at which the Stockholders may obtain payment of the redemption price upon surrender of their share certificates;

(v)

the last date prior to the date of redemption that the right if conversion may be exercised.

If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the redemption price, the shares shall no longer be outstanding and the holders thereof shall cease to be Stockholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the redemption price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

Article XXII

DISSOLUTION

22.1

Non-Judicial Dissolution

Upon a 2/3rds majority approval of the Board of Directors the question of dissolution may be presented to the Stockholders for vote. If 51% of the Stockholders eligible to vote on such question, affirm dissolution, the Board of Directors will proceed with all due prudence and diligence to effect that affirmed dissolution.

CERTIFICATE OF PRESIDENT

THIS IS TO CERTIFY that I am the duly elected, qualified and acting President of the Corporation and that the above and foregoing Bylaws were duly adopted as the Bylaws of said Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand.

s/s

John R. Taylor, President

Date

EXHIBIT “K”

To be attached upon completion if any

K-1

EXHIBIT “L”

Any adjustments to the consents will be listed for the record as follows or attached and listed on an exhibit “L” hereto:

L-1